Exhibit 10.4
Execution Version
OMNIBUS AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT &
PURCHASE AND SALE AGREEMENT
THIS OMNIBUS AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT & PURCHASE AND SALE AGREEMENT, dated as of November 5, 2021 (this “Amendment”), is entered into by and among DIAMOND SPORTS FINANCE SPV, LLC, a Delaware limited liability company, in its capacity as borrower (the “Borrower”), DIAMOND SPORTS NET, LLC (f/k/a FOX SPORTS NET, LLC), in its capacity as initial servicer (the “Servicer”), SINCLAIR BROADCAST GROUP, INC., a Delaware limited liability company (“SBG”), in its capacity as administrative agent (as successor in interest to Credit Suisse AG, New York Branch (“Credit Suisse”)) (the “Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as account bank (the “Account Bank”), collateral agent (the “Collateral Agent”) and paying agent (the “Paying Agent”), the originators listed on the signature pages hereto (the “Originators”) and the lenders listed on the signature pages hereto (the “Lenders”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement (as defined below), and, if not defined therein, shall have the meaning ascribed thereto in the Purchase Agreement.
WHEREAS, the Borrower, the Servicer and the Originators entered into that certain Purchase and Sale Agreement, dated as of September 23, 2020 (as amended, restated, supplemented or otherwise modified as of the date hereof, the “Purchase Agreement”);
WHEREAS, the Borrower, the Servicer, the Paying Agent, the Collateral Agent, the Account Bank, the Lenders party thereto and Credit Suisse, as the predecessor in interest to SBG as the Administrative Agent entered into that certain Amended and Restated Loan and Security Agreement, dated as of June 25, 2021 (as amended, restated, supplemented or otherwise modified as of the date hereof, the “Loan Agreement”);
WHEREAS, SBG has acceded to the role of Administrative Agent pursuant to that certain letter agreement, dated as of November 5, 2021, between Credit Suisse and SBG, and acknowledged and agreed to by the Borrower and the Servicer; and
WHEREAS, the parties hereto desire to amend (i) the Loan Agreement in accordance with Section 13.01 thereof and (ii) the Purchase Agreement in accordance with Section 8.01 thereof, in each case, as more specifically provided herein.
NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
SECTION 1.    Loan Agreement Amendments. Effective as of the Effective Date (as defined below), the Loan Agreement is hereby amended as follows:
(a)    Section 1.01 of the Loan Agreement is hereby amended by adding the following new defined term in its appropriate alphabetical order:

“Omnibus Amendment Effective Date” means the date on which the condition to effectiveness set forth in Section 4 to the Omnibus Amendment to Amended and Restated Loan and Security Agreement & Purchase and Sale Agreement, by and among the Borrower, the Lenders and the other parties thereto, dated as of November 5, 2021, was satisfied, which date was November 5, 2021.

(b)    The definition of “Class A1 Maximum Facility Limit” in Section 1.01 of the Loan Agreement is amended by replacing “$191,850,000” with “$306,960,000”.

(c)    The definition of “Class A2 Maximum Facility Limit” in Section 1.01 of the Loan Agreement is amended by replacing “$58,150,000” with “$93,040,000”.

(d)    The definition of “Commitment” in Section 1.01 of the Loan Agreement is deleted in its entirety and replaced with the following:

“Commitment” means, with respect to any Committed Lender, the commitment of such Committed Lender to make or otherwise fund any Loan and “Commitments” means such commitments of all Committed Lenders in the aggregate. The amount of each Lender’s Commitment, if any, is set forth in its Lender Supplement or in the applicable Assignment and Acceptance Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. With respect to the initial Committed Lenders, the Lender Supplement shall specify such Committed Lenders’ commitments both on and before November 1, 2020 and after such date. The initial amount of the Committed Lenders’ Commitments as of the Closing Date is $250,000,000 (which amount of Commitments shall automatically be reduced (on a ratable basis across Committed Lenders, if there is more than one Committed Lender) in accordance with the Lender Supplement). The initial amount of the Committed Lenders’ Commitments as of the Omnibus Amendment Effective Date is $216,472,114.74 (which amount of Commitments shall automatically be reduced (on a ratable basis across Committed Lenders, if there is more than one Committed Lender) in accordance with the Lender Supplement).

(e)    The definition of “Concentration Percentage” in Section 1.01 of the Loan Agreement is deleted in its entirety and replaced with the following:

“Concentration Percentage” means (a) except as provided in clause (b) below, (i) (x) for Mediacom, LLC, solely to the extent that and for so long as, it constitutes a Group A Obligor, 6.5%, (y) for Google LLC, solely to the extent that and for so long as, it constitutes a Group A Obligor, 10.0% and (z) for any other single Group A Obligor, 5.0%, (ii) (x) for each of CableOne, Inc. and Cequel Communications, LLC, solely to the extent that and for so long as, (1) such Obligor constitutes a Group B Obligor and, solely with respect to Cequel Communications, LLC, Altice USA, Inc., continues to own and control, directly or indirectly, more than 50% of the beneficial ownership of the aggregate outstanding voting power of the equity interests of Cequel Communications, LLC, 10.0%, and (y) for any other single Group B Obligor, 2.0% and (iii) (x) for WIDEOPENWEST FINANCE, LLC, 6.0% and (y) for any other single Group C Obligor, 1.5%, and (b) for each of the Obligors listed in the chart below (each, a “Special Obligor”), the percentage specified in the chart below for such Special Obligor (the applicable “Special Concentration Limit”); provided, however, that the

Administrative Agent (with the prior written consent of the Required Lenders) may approve higher “Concentration Percentages” for selected Obligors or designate new Special Obligors. In the event that an Obligor is unrated but its corporate parent is rated by Moody’s or S&P, solely for the purposes of determining the Concentration Percentage applicable to such Obligor if such Obligor is a Subsidiary of a rated Person such Person’s rating may be applied to such Obligor solely to the extent such Person guarantees or is otherwise obligated on the full balance owing under the related Receivable. In the event two Special Obligors merge or combine, (x) the Special Concentration Limit of the surviving Special Obligor shall be increased to include the Special Concentration Limit of the other Special Obligor until the end of the Settlement Period immediately following such merger or combination and (y) the Borrower and the Administrative Agent shall negotiate in good faith a replacement Special Concentration Limit for the surviving Special Obligor prior to the end of such period.

Special Obligor	Special Concentration Limit
DIRECTV, LLC	45.0%
Comcast Corporation	35.0%
Spectrum Management Holding Company LLC	30.0%
Hulu, LLC	15.0%
Cox Communications, Inc.	10.0%
Fox Corporation	5.0%

(f)    The definition of “Excess Advertising Receivables Amount” is amended by replacing the reference to “10.00%” therein with “20.00%”.

(g)    The definition of “Maximum Facility Limit” in Section 1.01 of the Loan Agreement is deleted in its entirety and replaced with the following:

“Maximum Facility Limit” means $400,000,000, as increased or decreased from time to time pursuant to Section 2.02(l) or (m). References to the “unused” portion of the Maximum Facility Limit shall mean, at any time of determination, an amount equal to the Maximum Facility Limit at such time, minus the Aggregate Loan Amount.

(h)    The definition of “Revolving Scheduled Termination Date” in Section 1.01 of the Loan Agreement is amended by replacing “September 23, 2023” with “September 23, 2024, or such later date as extended pursuant to Section 2.01”.

(i)    Schedule I to the Loan Agreement shall be deleted in its entirety and replaced with Schedule I attached hereto.

SECTION 2.    Purchase Agreement Amendments. Effective as of the Effective Date (as defined below), the Purchase Agreement is hereby amended as follows:

(a)    The definition of “Early Amortization Event” contained in Section 1.01 of the Purchase Agreement shall be amended as follows:

(i)    Clause (f) thereof shall be deleted in its entirety and replaced with “[Reserved]”.

(b)    Section 4.02(o) of the Purchase Agreement is deleted in its entirety and replaced with “[Reserved]”.

SECTION 3.    Representations and Warranties. Upon the effectiveness of this Amendment, the Borrower hereby (solely in respect of representations made by and events or circumstances directly relating to the Borrower) (i) reaffirms all representations and warranties made by it in the Loan Agreement and agrees that all such representations and warranties shall be deemed to have been remade as of the date hereof and (ii) represents and warrants that, no Early Amortization Event, Initial Servicer Default, Unmatured Initial Servicer Default, Event of Default or Unmatured Event of Default shall have occurred and be continuing.
SECTION 4.    Effective Date. This Amendment shall become effective as of the date (the “Effective Date”) of satisfaction of the following conditions:
(a)    receipt by the Administrative Agent of counterparts of this Amendment executed by a duly authorized officer of each party.

(b)    receipt by the Administrative Agent of resolutions of the board of managers of the Borrower approving and authorizing the execution, delivery and performance of this Amendment.

SECTION 5.    Miscellaneous.
(a)    References in the Loan Agreement and Purchase Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement or Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Loan Agreement and/or Purchase Agreement as amended hereby, and each reference to the Loan Agreement or Purchase Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Loan Agreement and/or Purchase Agreement as amended hereby.
(b)    Effect on the Agreements. Except as specifically amended hereby, the Loan Agreement and Purchase Agreement shall remain in full force and effect.
(c)    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Loan Agreement or the Purchase Agreement (each as amended hereby) or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
(d)    Expenses. The Borrower and the Servicer hereby agree that in addition to any costs otherwise required to be paid pursuant to the Loan Agreement and the Purchase Agreement, the

Borrower and the Servicer shall pay the reasonable legal fees and out-of-pocket expenses of legal counsel to the Administrative Agent and the Collateral Agent, respectively.
(e)    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
(f)    Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
(g)    Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(h)    Amendments. This Amendment may not be amended or otherwise modified except as provided in the Loan Agreement.
(i)    Miscellaneous. Sections 13.06 (Confidentiality), 13.07 (GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS), 13.09 (Integration; Binding Effect), 13.10 (WAIVER OF JURY TRIAL), 13.18 (Captions and Cross-References) and 13.23 (Electronic Communication and Confirmation) of the Loan Agreement are incorporated herein as if fully set forth herein at length, mutatis mutandis.
(j)    Amendment Direction. (i) Each of the Borrower and the Servicer hereby, in accordance with Section 13.01 of the Loan Agreement, directs the Account Bank, Collateral Agent and Paying Agent to execute and deliver this Amendment and confirms that the execution of this Amendment as of the date first above written is authorized and permitted by the Loan Agreement and the Transaction Documents and all conditions precedent to the execution of this Amendment have been complied with.

(ii)    By its execution and delivery of its signature page hereto, the undersigned Lender, having Loans and Commitments under the Loan Agreement representing 100% of the sum of all Loans and Commitments outstanding, is authorizing and directing the Account Bank, Collateral Agent and Paying Agent to execute this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

DIAMOND SPORTS FINANCE SPV, LLC,
as the Borrower

By: /s/ Steve Rosenberg
Name: Steve Rosenberg
Title: President

DIAMOND SPORTS NET, LLC,
as the Servicer and as an Originator

By: /s/ Steve Rosenberg
Name: Steve Rosenberg
Title: President

SINCLAIR BROADCAST GROUP, INC.,
as Administrative Agent

By: /s/ Christopher Ripley
Name: Christopher Ripley
Title: President

SINCLAIR BROADCAST GROUP, INC.,
as a Class A1 Committed Lender and Class A2 Committed Lender

By: /s/ Christopher Ripley
Name: Christopher Ripley
Title: President
By: /s/ Christopher Ripley
Name: Christopher Ripley
Title: President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Account Bank, Paying Agent and Collateral Agent

By: /s/ Beverly D. Capers
Name: Beverly D. Capers
Title: Assistant Vice President

ARC HOLDING, LTD.
By: Sports Holding, LLC and Diamond Sports Net, LLC

FASTBALL SPORTS PRODUCTIONS, LLC
DIAMOND SPORTS NET OHIO, LLC
By: Diamond Ohio Holdings II, LLC
    By: Diamond Ohio Holdings, LLC
        By: Diamond Sports Net, LLC

DIAMOND SPORTS FINANCE SPV, LLC
DIAMOND SPORTS NET WEST 2, LLC
DIAMOND SPORTS NET NORTH, LLC
DIAMOND COLLEGE SPORTS, LLC
DIAMOND SPORTS NET FLORIDA, LLC
By: Diamond Sports Net, LLC

DIAMOND SPORTS NET ARIZONA, LLC
By: Diamond Sports Net Arizona Holdings, LLC
    By: Diamond Sports Net, LLC

DIAMOND SPORTS NET DETROIT, LLC
By: FRSM Holdings LLC
    By: Diamond Sports Net, LLC

SPORTSOUTH NETWORK, LLC
SPORTSOUTH NETWORK II, LLC
By: Diamond-BRV Southern Sports Holdings, LLC
    By: Diamond Southern Holdings, LLC
        By: Diamond Sports Net, LLC

DIAMOND SPORTS SUN, LLC
By: Sunshine Holdco, LLC
    By: Diamond Sports Net, LLC

each as an Originator,

By: /s/ Steve Rosenberg
Name: Steve Rosenberg
Title: President

Schedule I

LENDER SUPPLEMENT

Lender:	Sinclair Broadcast Group, Inc.

Address for Notices:	Sinclair Broadcast Group, Inc. 10706 Beaver Dam Rd., Cockeysville, MD 21030 Attention: Lucy Rutishauser Email:

Maximum Facility Amount:	$400,000,000 (consisting of $306,960,000 Class A1 Maximum Facility Limit and $93,040,000 Class A2 Maximum Facility Limit)

Aggregate Commitment:
The lesser of (x) $250,000,000 and (y) the sum of (i) the lowest aggregate outstanding Loan balance since November 1, 2020, plus (ii) $50,000,000 (with such Aggregate Commitment allocated at any time as being 76.74% in respect of Class A1 Loans and 23.26% in respect of Class A2 Loans)

Wire Information:	On file with the Administrative Agent.

Replacement of Lenders:
If any Lender requests compensation under Section 4.01, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.03 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with paragraph (a) of this Section, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents (including the consent of the Administrative Agent) required by, Section 13.03), all of its interests, rights (other than its existing rights to payments pursuant to Section 4.01 or Section 4.03) and obligations under this Agreement and the related Transaction Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(a)    the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 13.03;
(b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Transaction Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c) in the case of any such assignment resulting from a claim for compensation under Section 4.01 or payments required to be made pursuant to Section 4.03, such assignment will result in a reduction in such compensation or payments thereafter; and

(d) such assignment does not conflict with Applicable Law.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.